SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

AMENDMENT NO. 1

PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934

Date of Report: May 31, 2007

Natural Nutrition, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	02-27569	65-0847995
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

109 North Post Oak Lane, Houston, Texas	77024
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code:	(713) 621-2737

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This amendment to the Current Report on Form 8-K amends and supersedes in its entirety the Current Report which was filed on June 6, 2007 (the “Report”). The Company is hereby filing this Amendment No. 1 to Form 8-K to update Item 9.01, Financial Statements and Exhibits and, to include the financial statements of the business acquired and pro forma financial information, both of which were not available at the time of the Report.

Item 1.01. Entry Into Material Definitive Agreement.

Purchase Agreement

Effective May 31, 2007, Natural Nutrition, Inc., a Nevada corporation (the “Company”) closed on a purchase agreement (the “Purchase Agreement”) with Nesracorp. Inc., a company organized under the laws of Canada (the “Vendor”) pursuant to which the Company purchased from the Vendor, and the Vendor sold, assigned transferred and conveyed to the Company, all of Vendor’s right, title, benefit and interest in (a) all of the then outstanding principal and interest accrued thereon (the “Indebtedness”) owed to the Vendor by Interactive Nutrition International, Inc. (“INII”), a company organized under the laws of Canada and a wholly-owned subsidiary of the Company, under a promissory note in the original principal amount of Fifteen Million Canadian Dollars (Cdn$15,000,000) issued (in part) by INII to the Vendor on March 31, 2004 (the “Subsidiary Note”) and (b) a general security agreement, of even date with the Subsidiary Note, and a share pledge agreement, of even date with the Subsidiary Note, both granted concurrently by INII and its shareholder, the Company (as successor in interest to the now defunct Bio One Corporation) in connection with the Indebtedness (together, both instruments are hereinafter referred to as the “Security”) for a purchase price equal to (i) Seven Million Six Hundred Fifty Thousand Canadian Dollars (Cdn$7,650,000) and (ii) the execution by the Company of that certain Mutual Release (as defined and discussed herein below).  The Company and the Vendor entered into an Assignment and Conveyance (“Assignment”), of even date with the Purchase Agreement, in order to properly effectuate the assignment by the Vendor to the Company of all of the right, title, benefit and interest in and to the Purchased Assets (as defined therein), which such Purchased Assets include, without limitation, the Indebtedness, the Security and all loan, security and other documentation relating to the Indebtedness and the Security purchased under the Purchase Agreement.  The Company and the Vendor executed the Purchase Agreement, the Mutual Release and the Assignment on May 25, 2007, however they closed the transactions upon the execution of the SPA (as defined and discussed herein below) on May 31, 2007.

Mutual Full and Final Release

In connection with the Purchase Agreement and Assignment, the Company, the Vendor, Eli Nesrallah, Joseph Nesrallah, Pamela Nesrallah and Pricewaterhousecoopers, Inc. (collectively, the “Parties” and each, a “Party”) entered into a Mutual Full and Final Release, of even date with the Purchase Agreement (the “Mutual Release”) whereby each of the Parties released and forever discharged each and every other Party from any and all actions, causes of actions, claims, demands and suits, for damages, restitution, compensation, proprietary interests, monetary interests and costs, loss or injury, howsoever arising, which may have been or may thereafter be sustained by any of the Parties in respect of the business and affairs of INII, including all damages, loss and injury not now known or anticipated but which may arise in the future, and all effects and consequences thereof, subject to certain exceptions as set forth therein. A copy of such Mutual Release has been provided with the original filing of this 8-K. Furthermore, pursuant to the Mutual Release, the Parties have agreed that the proceedings bearing Ontario Superior Court File Nos. 05-CV-29909 and 06-CV-34268 (Ontario, Canada) and Orange County Circuit Court Case No. 06-CA-2749 (Florida, USA) shall be dismissed without costs.

Cornell Financing and Related Transactions

On May 31, 2007, the Company entered into a securities purchase agreement (the “SPA”) with Cornell Capital Partners, LP (the “Investor”) pursuant to which the Company sold to the Investor, and the Investor purchased from the Company, a secured convertible promissory note (the “Note”) in the principal amount of Nine Million Two Hundred Ninety-Two Thousand Eight Hundred Ninety-Four United States Dollars (US$9,292,894), the proceeds of which shall be used by the Company to finance the consideration paid by the Company to the Vendor in connection with the Purchase Agreement and Assignment (as discussed herein above) and for other general corporate purposes. A copy of the SPA has been provided with the original filing of this 8-K.

The Note shall accrue interest at a rate equal to twelve percent (12%) per annum, except that from and after the occurrence and during the continuance of an Event of Default (as defined in the Note), the interest rate shall be increased to eighteen percent (18%). The Note shall mature, unless extended by the holder, upon the earlier of (i) June 1, 2012, (ii) the consummation of a Change of Control (as defined in the Note) and (iii) the occurrence of an Event of Default or any event that with the passage of time and the failure to cure would result in an Event of Default. The Company may prepay the Note at any time upon not less than thirty (30) days prior written notice to the holder; provided, that any such prepayments shall applied first to unpaid late charges on principal and interest, if any, then to unpaid interest and then unpaid principal thereon. Furthermore, the Note shall be convertible into fully paid and nonassessable shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), at the holder’s discretion, at a conversion rate to be determined by dividing the amount to be converted by the lesser or (x) $0.05, subject to adjustment as provided herein and (y) eighty percent (80%) of the lowest daily weighted average price of the Company’s common stock, par value $0.001 per share (“Common Stock”) during the five (5) trading days immediately preceding the conversion date. The Company shall not effect any conversion, and the holder of shall not have the right to convert any portion of the Note to the extent that after giving effect to such conversion, the holder (together with the holder’s affiliates) would beneficially own in excess of 4.99% of the number of shares of Common Stock outstanding immediately after giving effect to such conversion.

All payments due under the Note shall be senior to all other Indebtedness (as defined in the Note) of the Company and its subsidiaries other than certain Permitted Indebtedness (as defined in the Note). So long as the Note is outstanding, the Company shall not, and the Company shall not permit any of its subsidiaries to, directly or indirectly (a) incur or guarantee, assume or suffer to exist any Indebtedness, other than (i) the Indebtedness evidenced by the Note and the Subsidiary Note and (ii) other Permitted Indebtedness, (b) allow or suffer to exist any mortgage, lien, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by the Company or any of its subsidiaries other than certain permitted liens, (c) redeem, defease, repurchase, repay or make any payments in respect of, by the payment of cash or cash equivalents (in whole or in part, whether by way of open market purchases, tender offers, private transactions or otherwise), all or any portion of any Permitted Indebtedness, whether by way of payment in respect of principal of (or premium, if any) or interest on, such Indebtedness if at the time such payment is due or is otherwise made or, after giving effect to such payment: (i) an event constituting an Event of Default has occurred and is continuing; or (ii) an event that with the passage of time and without being cured would constitute an Event of Default has occurred and is continuing; or (iii) make any payments to Turnaround Partners, Inc. (“TAP”), Corporate Strategies, Inc. (“CSI”) or any of their members, partners, employees, stockholders, or any of their respective affiliates, except (1) with the prior consent of the holder, (2) pursuant to either the Zeidman Agreement (as defined herein below) or that certain Connolly Agreement (as defined herein below), (3) reasonable rent and overhead charges allocable to the Company in respect of shared space with CSI, (4) so long as Mr. Timothy J. Connolly (“Mr. Connolly”) is serving as CEO of the Company, the reimbursement to Mr. Connolly for all direct expenses incurred by Mr. Connolly in connection with such service and (5) payments by CSI Business Finance, Inc., the Texas corporation and wholly-owned subsidiary of the Company (“CSIBF”) to Mr. Connolly for compensation payable to Mr. Connolly solely out of cash generated from CSIBF’s operations.

Until the Note has been converted, redeemed or otherwise satisfied in full in accordance with its terms, the Company shall not, directly or indirectly, redeem, repurchase, or declare or pay any cash dividend or distribution on, its capital stock without the prior express written consent of the holder or, dissolve, liquidate, consolidate with or into another person, or dispose of or otherwise transfer (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to or in favor of any person or acquire any assets or business or any interest in any person or entity in excess of One Hundred Thousand United States Dollars (US$100,000), except for purchases of inventory, raw materials and equipment in the ordinary course of business. So long as the Note is outstanding, for each accounting period identified on Exhibit C to the Note, the Company shall maintain EBITDA for such accounting period which equals or exceeds the applicable EBITDA threshold for such accounting period. A copy of the Note has been provided with the original filing of this 8-K.

In connection with the SPA, the Company also issued to the Investor warrants to purchase, in Investor’s sole discretion, Sixty-Two Million Five Hundred Eight Thousand One Hundred Seventy-Nine (62,508,179) shares of Common Stock at a price of $0.01 per share (the “Warrant”). So long as the Company is in default under any of the Transaction Documents (as defined in the SPA) or the shares underlying the Warrant are not subject to an effective registration statement, the holder may, in its sole discretion during such time, exercise the Warrant in whole or in part and, in lieu of making the cash payment otherwise contemplated to be made to the Company upon such exercise in payment of the Aggregate Exercise Price (as defined in the Warrant), elect instead to receive upon such exercise the net number of shares of Common Stock determined according to a specified formula set forth in the Warrant. The Company shall not effect the exercise of the Warrant, and the holder shall not have the right to exercise the Warrant, to the extent that after giving effect to such exercise, such person (together with such person’s affiliates) would beneficially own in excess of 4.99% of the shares of Common Stock outstanding immediately after giving effect to such exercise. A copy of the Warrant has been provided with the original filing of this 8-K.

Contemporaneously with the execution and delivery of the SPA, the Company and the Investor executed and delivered a registration rights agreement (the “RRA”) pursuant to which the Company shall provide certain registration rights to Investor with respect to the Registrable Securities (as defined in the RRA) under the Securities Act of 1933, as amended and the rules and regulations promulgated thereunder, and applicable state securities laws. Specifically, if the Company shall receive at any time and from time to time after the aggregate principal amount of the Note is below One Million Five Hundred Thousand United States Dollars (US$1,500,000) in whatever form, including without limitation, the reduction of the outstanding balance by conversions by the Investor into shares of Common Stock or cash payments by the Company, a written request from the holders of at least fifty percent (50%) of the Registrable Securities then outstanding, that the Company file with the U.S. Securities and Exchange Commission (“SEC”) a registration statement covering the resale of the Registrable Securities, then the Company shall, within thirty (30) days of the receipt thereof, provide written notice of such request to all other holders of Registrable Securities, if any, and file with the SEC such registration statement, as soon as practicable, following receipt of the registration request. The registration statement shall register for resale at least thirty-three percent (33%) of the Company’s market capitalization based on the Company’s shares of Common Stock issued and outstanding and market price of the Company’s shares of Common Stock at the time of the registration request less any shares of Common Stock held by affiliates of the Company, or such greater amount as the Company in good faith believes the SEC may permit to be registered. The Company shall use its best efforts to have the registration statement declared effective by the SEC no later than such date as follows: (i) in the event that the registration statement is not subject to a review by the SEC, sixty (60) calendar days after the date of the registration request or (ii) in the event that the registration statement is subject to a review by the SEC, one hundred twenty (120) calendar days after the date of the registration request. A copy of the RRA has been provided with the original filing of this 8-K.

In connection with the SPA, the Company and the Investor also entered into an amended and restated security agreement, of even date with the SPA (the “2007 Security Agreement”), pursuant to which the Company amended and restated that certain Security Agreement, dated September 9, 2005 (the “2005 Security Agreement”), to secure within the definition of “Obligations” as previously defined under the 2005 Security Agreement, those obligations of the Company under the SPA, the Note and the Transaction Documents (as defined in the SPA). The Company and the Investor also entered into a securities pledge agreement, of even date with the SPA (the “2007 Pledge Agreement”), in order for the Company to pledge that certain Pledged Property (as defined therein), which includes the Subsidiary Note, to secure its obligations under the SPA, the Note and the Transaction Documents (as defined in the SPA). Copies of the 2007 Security Agreement and the 2007 Pledge Agreement have been provided with the original filing of this 8-K.

In connection with the SPA, the Company, the Investor and Mr. Timothy J. Connolly, acting on behalf of CSI, entered into an agreement, of even date with the SPA (the “Connolly Agreement”), pursuant to which the Company granted to Mr. Connolly, on behalf of CSI, shares representing ten percent (10%) of the common stock of INII (the “INII Stock”) outstanding as of the date of the Agreement as compensation for management services performed by CSI to the Company. Such grant vested and the INII Stock has been deemed fully earned as of the date of the Agreement. As a condition to this grant, Mr. Connolly entered into a lock-up agreement and a securities pledge agreement with the Investor, whereby Mr. Connolly pledged the INII Stock as collateral to secure all obligations owed by the Company to the Investor. A copy of the Connolly Agreement, including all exhibits thereto, has been provided with the original filing of this 8-K.

In connection with the SPA, the Company entered into a five (5) year employment agreement with Mr. Fred Zeidman pursuant to which Mr. Zeidman shall serve as a non-executive Chairman of the Board (the “Zeidman Agreement”). In consideration for his services, Mr. Zeidman shall receive, as compensation for all services rendered by Mr. Zeidman in performance of his duties or obligations under the Zeidman Agreement, a monthly base salary of Twelve Thousand Five Hundred United States Dollars (US$12,500). In addition to a base salary, Mr. Zeidman shall also have the right to receive an incentive fee equal to up to ten percent (10%) of the Net Proceeds (as defined therein) of the Sale (as defined therein) of INII. This bonus shall incrementally vest twenty percent (20%) per year on the anniversary date of the Zeidman Agreement, so long as (A) Mr. Zeidman’s employment with the Company has not terminated as of the applicable vesting date and (B) the actual financial results of INII for the twelve (12) month period prior to the applicable vesting date are not less than ninety percent (90%) of the pro forma EBITDA results of INII attached to the Zeidman Agreement as Exhibit A; provided that upon a Sale prior to the fifth (5th) anniversary of the commencement date, so long as Mr. Zeidman’s employment has not terminated prior to such Sale, then the remaining part of the bonus shall vest upon the consummation of such Sale. Mr. Zeidman is also entitled to be reimbursed by the Company for all reasonable and necessary expenses incurred by Mr. Zeidman in carrying out his duties under the Zeidman Agreement in accordance with the Company’s standard policies regarding such reimbursements. Mr. Zeidman is also entitled during the term of the Zeidman Agreement, upon satisfaction of all eligibility requirements, if any, to participate in all health, dental, disability, life insurance and other benefit programs now or hereafter established by the Company which cover substantially all other of the Company’s employees and shall receive such other benefits as may be approved from time to time by the Company. A copy of the Zeidman Agreement has been with the original filing of this 8-K.

In connection with the SPA, the Company, the Investor and the Company’s transfer agent executed those certain Irrevocable Transfer Agent Instructions, of even date with the SPA, a copy of which has been provided with the original filing of this 8-K.

ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES

See Item 1.01 herein above.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial statements of business acquired.

Audited Financial Statements

Balance Sheets as of December 31, 2005 and 2006.

Statements of Operations for the years ending December 31, 2005 and 2006.

Statements of Changes in Shareholders Equity for the years ending December 31, 2005 and 2006.

Statements of Cash Flows for the years ending December 31, 2005 and 2006.

Notes to Financial Statements for the years ending December 31, 2005 and 2006.

Unaudited Financial Statements

Balance Sheet as of March 31, 2007.

Statement of Operations for the three months ended March 31, 2007.

Statement of Cash Flows for the three months ended March 31, 2007.

Notes to unaudited Financial Statements for the three months ended March 31, 2007.

(b)	Pro Forma financial Information

Unaudited Pro Forma Consolidated Statement of Operations for the year ending December 31, 2006.

Unaudited Pro Forma Consolidated Balance Sheet as of March 31, 2007.

Unaudited Pro Forma Consolidated Statement of Operations for the three months ended March 31, 2007.

Notes to the Unaudited Pro Forma Consolidated Financial Statements.

(c)	Not applicable

(d)	Exhibit No.:

99.1
Audited Financial Statements

Balance Sheets as of December 31, 2005 and 2006.

Statements of Operations for the year ending December 31, 2005 and 2006.

Statements of Changes in Shareholder’s Equity for the years ending December 31, 2005 and 2006.

Statements of Cash Flows for the years ending December 31, 2005 and 2006.

Notes to Financial Statements for the year ending December 31, 2005 and 2006.

99.2
Unaudited Financial Statements

Balance Sheet as of March 31, 2007

Statement of Operations for the three months ended March 31, 2007.

Statement of Cash Flows for the three months ended March 31, 2007.

Notes to unaudited Financial Statements for the three months ended March 31, 2007.

99.3
Pro Forma financial Information

Unaudited Pro Forma Consolidated Statement of Operations for the year ending December 31, 2006.

Unaudited Pro Forma Consolidated Balance Sheet as of March 31, 2007.

Unaudited Pro Forma Consolidated Statement of Operations for the three months ended March 31, 2007.

Notes to the Unaudited Pro Forma Consolidated Financial Statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 13, 2007	Natural Nutrition, Inc.

By: /s/ Timothy J. Connolly
Name: Timothy J. Connolly
Its: Chief Executive Officer

August 13, 2007	By: /s/ Wm Chris Mathers
Name: Wm Chris Mathers
Its: Chief Financial Officer

Exhibit Index

EXHIBIT NUMBER	EXHIBIT DESCRIPTION
99.1
Audited Financial Statements

Balance Sheets as of December 31, 2005 and 2006.
Statements of Operations for the years ending December 31, 2005 and 2006.
Statements of Changes in Shareholder’s Equity for the years ending December 31, 2005 and 2006.
Statements of Cash Flows for the years ending December 31, 2005 and 2006.
Notes to Financial Statements for the years ending December 31, 2005 and 2006.

99.2
Unaudited Financial Statements

Balance Sheet as of March 31, 2007
Statement of Operations for the three months ended March 31, 2007.
Statement of Cash Flows for the three months ended March 31, 2007.
Notes to unaudited Financial Statements for the three months ended March 31, 2007.

99.3
Pro Forma financial Information

Unaudited Pro Forma Consolidated Statement of Operations for the year ending December 31, 2006.
Unaudited Pro Forma Consolidated Balance Sheet as of March 31, 2007.
Unaudited Pro Forma Consolidated Statement of Operations for the three months ended March 31, 2007.
Notes to the Unaudited Pro Forma Consolidated Financial Statements.